UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2021

Date of reporting period: April 30, 2021

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

THE ADVISORS’ INNER CIRCLE FUND

Value Equity Fund

SEMI-ANNUAL REPORT TO SHAREHOLDERS

April 30, 2021

This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

The total net of fee return of the LSV Value Equity Fund, the Russell 1000 Value Index (the benchmark), and the S&P 500 for trailing periods ending April 30, 2021, were as follows:

	6-Months Trailing	One Year	Three Years	Five Years	Seven Years	Ten Years	Fifteen Years	Twenty Years	Since Inception
LSV Value Equity Fund Institutional Class Shares*	47.26%	57.38%	9.45%	11.93%	9.36%	11.38%	7.66%	8.62%	8.66%
Benchmark:
Russell 1000 Value Index	36.28%	45.92%	12.30%	12.15%	9.86%	11.13%	7.79%	7.67%	7.46%
Broad Market:
S&P 500 Index	28.86%	42.98%	18.67%	17.45%	14.32%	14.17%	10.30%	8.35%	7.51%

* Month Ended April 30, 2021.

Institutional Class Shares performance as of 3/31/21: 70.98% (1 year), 11.47% (5 year), 11.30% (10 year) and 8.52% (Since Inception). The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 888-FUND-LSV (888-386-3578). Periods longer than one year are annualized; inception date is 3/31/99.

U.S. equities rallied over the prior six month period as the announcement of three effective COVID-19 vaccine candidates in November 2020 and meaningful fiscal stimulus eclipsed any Presidential election or near-term economic concerns, sparking a risk-on move in markets as the end of the pandemic is now in sight. The $1.9 trillion fiscal stimulus plan that passed in March 2021 coupled with a further promise of $2 trillion in infrastructure spending and re-opening hopes led to a meaningful sell-off in nominal bonds as well as a broad-based rotation in equities in favor of cyclical value and small cap stocks. The S&P 500 was up 28.86% (in USD). Small cap stocks significantly outperformed large caps over the period as the Russell 1000 was up 30.03% while the Russell 2000 was up 48.06% (both in USD). From a style perspective, there was a change in market leadership over the period as value stocks (as measured by the Russell Indices) outperformed growth stocks—the Russell 1000 Value Index was up 36.28% while the Russell 1000 Growth Index was up 24.32% (both in USD). The LSV Value Equity Fund, Institutional Class Shares, was up 47.26% for the period. From a sector perspective, Energy, Financials and Industrials stocks outperformed while the Utilities, Consumer Staples and Health Care sectors lagged.

The positive vaccine news, coupled with news of additional fiscal stimulus over the period prompted a shift in market leadership away from ‘growth’ stocks that had fared well throughout the pandemic and into ‘value’ stocks. The Fund rebounded strongly amidst the rotation as both the Fund’s deep value bias and smaller capitalization tilt versus the benchmark contributed positively to relative returns on the back of the ‘re-opening’ trade. Attribution analysis further indicates that stock selection contributed positively to relative returns over the period while sector selection was flat. Stock selection relative gains were broad-based but largely came from the outperformance of holdings within the Information Technology, Financials and Industrials sectors as deep value names in the Technology Hardware, Consumer Finance and Electrical Components & Equipment industries performed particularly well. From a sector perspective, relative returns were muted as relative gains from our underweight positions in the Utilities and Communication Services sectors were offset by relative losses from our underweight to Energy stocks. Top contributors for the period included our overweight positions in Applied Materials, AGCO, Seagate Technology, ViacomCBS, Ally Financial, HP, Kohl’s, Morgan Stanley and Citizens Financial. Not owning WalMart, Procter & Gamble and NextEra Energy also added value. The main individual detractors included an underweight to J.P. Morgan as well as not owning Exxon, Disney and Wells Fargo. Overweight positions in Merck, Bristol-Myers, Amgen and Kroger also detracted.

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

The Fund continues to trade at a significant discount to the overall market as well as to the value benchmark. The Fund is trading at 12.4x forward earnings compared to 18.6x for the Russell 1000 Value Index, 2.1x book compared to 2.7x for the benchmark and 9.9x cash flow compared to 16.0x for the value benchmark. Sector weightings are a result of our bottom-up stock selection process, subject to constraints at the sector and industry levels. The Fund is currently overweight the Consumer Discretionary, Information Technology and Financials sectors while underweight Communication Services, Energy and Industrials.

Our organization remains stable and our research team continues to pursue an active research agenda in which we are looking for better ways to measure value and identify signs of positive change. As always, we are focused on delivering the long-term results that our investors have come to expect from LSV and that we have delivered for clients since 1994.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Forward earnings is not a forecast of the Fund’s future performance. Investing involves risk, including possible loss of principal. Investments in smaller companies typically exhibit higher volatility.

The Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with lower forecasted growth rates and price-to-book ratios.

The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with higher forecasted growth rates and price-to-book ratios.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

MSCI USA Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the US large and mid-cap equity universe.

Index Returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any manage fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

April 30, 2021	(Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

Schedule of Investments
LSV Value Equity Fund

	Shares	Value (000)
Common Stock (99.5%)
Aerospace & Defense (2.1%)
Curtiss-Wright	51,100	$6,536
General Dynamics	45,500	8,655
Huntington Ingalls Industries	54,600	11,593
L3Harris Technologies	36,660	7,670
Textron	142,800	9,174

		43,628

Agricultural Products (0.5%)
Ingredion	112,500	10,509

Air Freight & Logistics (0.3%)
FedEx	20,300	5,893

Aircraft (1.3%)
Delta Air Lines*	172,800	8,108
JetBlue Airways*	276,100	5,621
Lockheed Martin	12,200	4,643
United Airlines Holdings*	144,900	7,883

		26,255

Apparel Retail (0.7%)
Foot Locker	259,600	15,311

Apparel, Accessories & Luxury Goods (0.5%)
Hanesbrands	468,100	9,858

Asset Management & Custody Banks (3.4%)
Ameriprise Financial	109,600	28,321
Bank of New York Mellon	495,100	24,695
State Street	221,200	18,570

		71,586

Automotive (3.2%)
American Axle & Manufacturing Holdings*	600,200	5,570
BorgWarner	234,600	11,397
Ford Motor*	1,195,100	13,791
General Motors*	344,500	19,712
Goodyear Tire & Rubber*	395,880	6,813

LSV Value Equity Fund

	Shares	Value (000)
Automotive (continued)
Lear	53,300	$9,799

		67,082

Automotive Retail (0.4%)
Group 1 Automotive	54,000	8,865

Banks (4.7%)
Bank of America	395,700	16,038
Citizens Financial Group	395,100	18,285
Fifth Third Bancorp	445,200	18,048
Huntington Bancshares	440,400	6,747
Keycorp	515,900	11,226
Regions Financial	689,300	15,027
Zions Bancorp	245,000	13,671

		99,042

Biotechnology (2.4%)
Amgen	80,800	19,363
Biogen*	55,100	14,730
Gilead Sciences	199,500	12,662
Regeneron Pharmaceuticals*	8,700	4,187

		50,942

Broadcasting (0.2%)
ViacomCBS, Cl B	98,000	4,020

Building & Construction (1.6%)
Owens Corning	101,000	9,778
PulteGroup	283,900	16,784
TRI Pointe Group*	259,500	6,181

		32,743

Chemicals (2.3%)
Chemours	293,000	8,848
Eastman Chemical	72,800	8,400
Huntsman	431,800	12,380
Ingevity*	85,000	6,637
LyondellBasell Industries, Cl A	110,400	11,453

		47,718

Commercial Printing (0.3%)
Deluxe	165,400	7,281

Commercial Services (0.3%)
Western Union	281,200	7,244

Commodity Chemicals (1.2%)
Cabot	129,200	7,090
Trinseo	126,500	7,832
Valvoline	353,100	11,087

		26,009

The accompanying notes are an integral part of the financial statements

Schedule of Investments April 30, 2021	(Unaudited)

LSV Value Equity Fund

	Shares	Value (000)
Computer & Electronics Retail (0.8%)
Best Buy	97,500	$11,336
Rent-A-Center, Cl A	92,500	5,324

		16,660

Computers & Services (6.1%)
Amdocs	113,300	8,695
DXC Technology	255,100	8,395
eBay	322,300	17,981
Hewlett Packard Enterprise	563,700	9,031
HP	584,300	19,930
NCR*	141,400	6,469
Oracle	413,000	31,301
Seagate Technology	193,900	18,002
Xerox Holdings	290,800	7,020

		126,824

Construction & Engineering (0.9%)
EMCOR Group	81,100	9,716
MasTec*	84,200	8,787

		18,503

Diversified REITs (0.4%)
VEREIT	195,160	9,336

Drug Retail (0.8%)
Walgreens Boots Alliance	326,700	17,348

Electric Utilities (0.7%)
Evergy	88,100	5,636
NRG Energy	246,000	8,811

		14,447

Electrical Components & Equipment (1.0%)
Acuity Brands	71,770	13,315
Energizer Holdings	142,200	7,010

		20,325

Electrical Services (0.9%)
Exelon	157,400	7,074
Vistra Energy	704,937	11,892

		18,966

Electronic Equipment & Instruments (0.2%)
OSI Systems*	36,000	3,476

Financial Services (5.4%)
Ally Financial	322,300	16,582
Capital One Financial	68,900	10,272
Citigroup	499,900	35,613
Discover Financial Services	74,100	8,447
Goldman Sachs Group	51,400	17,910
Navient	755,400	12,713

LSV Value Equity Fund

	Shares	Value (000)
Financial Services (continued)
Santander Consumer USA Holdings	316,100	$10,729

		112,266

Food, Beverage & Tobacco (4.7%)
Altria Group	220,200	10,514
Conagra Brands	359,200	13,323
General Mills	172,750	10,514
JM Smucker	143,300	18,771
Molson Coors Brewing, Cl B	353,600	19,430
Pilgrim’s Pride*	295,200	7,073
Tyson Foods, Cl A	227,700	17,635

		97,260

General Merchandise Stores (1.4%)
Big Lots	118,415	8,163
Target	100,100	20,747

		28,910

Health Care Services (0.6%)
DaVita*	109,000	12,702

Health Care Distributors (1.2%)
Cardinal Health	134,500	8,116
McKesson	88,600	16,618

		24,734

Health Care Facilities (1.1%)
HCA Holdings	72,900	14,657
Universal Health Services, Cl B	60,500	8,979

		23,636

Health Care REIT’s (0.1%)
Industrial Logistics Properties Trust	66,014	1,637

Health Care Services (1.7%)
Cigna	54,400	13,546
CVS Health	187,400	14,317
Laboratory Corp of America Holdings*	29,200	7,764

		35,627

Homefurnishing Retail (0.3%)
Sleep Number*	61,700	6,904

Hotel & Resort REIT’s (0.2%)
Service Properties Trust	262,429	3,232

Household Products, Furniture & Fixtures (0.8%)
Whirlpool	74,400	17,592

Human Resource & Employment Services (0.5%)
ManpowerGroup	79,800	9,647

The accompanying notes are an integral part of the financial statements

Schedule of Investments April 30, 2021	(Unaudited)

LSV Value Equity Fund

	Shares	Value (000)
Industrial Machinery (0.9%)
Hillenbrand	171,900	$8,439
Snap-on	44,900	10,668

		19,107

Insurance (6.8%)
Aflac	167,400	8,994
Allstate	159,600	20,237
American Equity Investment Life Holding	183,000	5,669
American Financial Group	139,700	17,164
CNO Financial Group	291,700	7,447
Hartford Financial Services Group	264,300	17,433
Lincoln National	177,000	11,351
MetLife	247,700	15,761
MGIC Investment	605,100	9,222
Principal Financial Group	161,800	10,334
Prudential Financial	127,300	12,776
Voya Financial	90,100	6,111

		142,499

Investment Banking & Brokerage (1.4%)
Morgan Stanley	342,400	28,265

IT Consulting & Other Services (0.7%)
International Business Machines	107,400	15,238

Leasing & Renting (0.5%)
Triton International	197,200	9,894

Machinery (2.8%)
AGCO	126,500	18,459
Allison Transmission Holdings	316,600	13,130
Cummins	58,900	14,845
Oshkosh	93,500	11,634

		58,068

Managed Health Care (0.9%)
Anthem	48,200	18,287

Media & Entertainment (2.0%)
AMC Networks, Cl A*	210,100	10,564
Comcast, Cl A	366,200	20,562
TEGNA	535,300	10,738

		41,864

Metal & Glass Containers (1.3%)
Berry Global Group*	205,750	13,090
O-I Glass, Cl I*	482,700	7,960
Silgan Holdings	157,600	6,646

		27,696

Mortgage REITs (0.7%)
Annaly Capital Management	689,400	6,260

LSV Value Equity Fund

	Shares	Value (000)
Mortgage REITs (continued)
Starwood Property Trust	313,800	$8,102

		14,362

Motorcycle Manufacturers (0.6%)
Harley-Davidson	260,600	12,605

Multi-Utilities (0.8%)
MDU Resources Group	517,500	17,316

Office REITs (0.7%)
Highwoods Properties	135,000	6,047
Office Properties Income Trust	89,200	2,475
Piedmont Office Realty Trust, Cl A	376,265	7,006

		15,528

Packaged Foods & Meats (0.9%)
Kraft Heinz	441,650	18,236

Paper Packaging (0.6%)
Westrock	214,900	11,981

Petroleum & Fuel Products (1.6%)
HollyFrontier	267,500	9,362
Marathon Petroleum	114,200	6,355
Phillips 66	98,500	7,970
Valero Energy	123,900	9,164

		32,851

Pharmaceuticals (5.8%)
AbbVie	163,600	18,241
Bristol-Myers Squibb	436,600	27,253
Jazz Pharmaceuticals*	60,900	10,012
Merck	375,900	28,004
Pfizer	939,300	36,304
Viatris, Cl W*	118,644	1,578

		121,392

Property & Casualty Insurance (0.3%)
First American Financial	89,600	5,779

Reinsurance (0.4%)
Everest Re Group	32,800	9,084

Retail (2.2%)
Dick’s Sporting Goods	123,400	10,190
Kohl’s	90,500	5,309
Kroger	698,300	25,516
Macy’s	330,800	5,485

		46,500

Semi-Conductors/Instruments (3.8%)
Applied Materials	122,100	16,204
Intel	833,400	47,945

The accompanying notes are an integral part of the financial statements

Schedule of Investments April 30, 2021	(Unaudited)

LSV Value Equity Fund

	Shares	Value (000)

Semi-Conductors/Instruments (continued)
Micron Technology*	103,100	$8,874
Vishay Intertechnology	287,300	7,059

		80,082

Specialized Consumer Services (0.3%)
H&R Block	291,200	6,482

Specialized REITs (0.5%)
Iron Mountain	236,100	9,472

Specialty Stores (0.3%)
Office Depot	135,800	5,490

Steel & Steel Works (1.2%)
Reliance Steel & Aluminum	74,100	11,879
Steel Dynamics	247,100	13,398

		25,277

Technology Distributors (1.1%)
Arrow Electronics*	124,500	14,202
Insight Enterprises*	98,100	9,846

		24,048

Telephones & Telecommunications (4.8%)
AT&T	978,900	30,747
Ciena*	115,700	5,839
Cisco Systems	312,800	15,925
Juniper Networks	418,900	10,636
Verizon Communications	627,000	36,235

		99,382

LSV Value Equity Fund

	Shares	Value (000)
Thrifts & Mortgage Finance (0.4%)
Radian Group	334,900	$8,252

TOTAL COMMON STOCK (Cost $1,629,629)		2,079,055

	Face Amount (000)
Repurchase Agreement (0.3%)
South Street Securities 0.010%, dated 04/30/21, to be repurchased on 05/03/21, repurchase price $6,835 (collateralized by various U.S. Treasury Notes, ranging in par value $1,759 - $4,996, 1.750% - 2.125%, 08/15/21 - 05/15/23; total market value $6,972)	$6,835	6,835

TOTAL REPURCHASE AGREEMENT (Cost $6,835)		6,835

Total Investments – 99.8% (Cost $1,636,464)		$2,085,890

Percentages are based on Net Assets of $2,090,814 (000).

*	Non-income producing security.

Cl — Class

REIT — Real Estate Investment Trust

The following is a list of the inputs used as of April 30, 2021, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,079,055	$—	$—	$2,079,055
Repurchase Agreement	—	6,835	—	6,835

Total Investments in Securities	$2,079,055	$6,835	$—	$2,085,890

For the period ended April 30, 2021, there were no transfers in or out of Level 3.

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements

Statement of Assets and Liabilities (000)

April 30, 2021	(Unaudited	)

LSV Value Equity Fund
Assets:
Investments at Value (Cost $1,636,464)	$2,085,890
Receivable for Capital Shares Sold	4,931
Dividends and Interest Receivable	2,644
Prepaid Expenses	78
Total Assets	2,093,543
Liabilities:
Payable for Fund Shares Redeemed	1,001
Payable due to Investment Adviser	934
Payable for Investment Securities Purchased	247
Payable due to Distributor	123
Payable due to Administrator	84
Payable due to Trustees	18
Payable due to Chief Compliance Officer	8
Other Accrued Expenses	314
Total Liabilities	2,729
Net Assets	$2,090,814

Net Assets Consist of:
Paid-in Capital	$1,510,606
Total distributable gain	580,208
Net Assets	$2,090,814

Net Asset Value, Offering and Redemption Price Per Share — Institutional Class Shares ($1,449,603 ÷ 46,527,236 shares)(1)	$31.16

Net Asset Value, Offering and Redemption Price Per Share — Investor Class Shares ($641,211 ÷ 20,688,877 shares)(1)	$30.99

(1)	Shares have not been rounded.

The accompanying notes are an integral part of the financial statements

Statement of Operations (000)

For the six months ended April 30, 2021	(Unaudited	)

LSV Value Equity Fund
Investment Income:
Dividend Income	$25,364
Interest Income	1
Foreign Taxes Withheld	(3)
Total Investment Income	25,362
Expenses:
Investment Advisory Fees	5,602
Distribution Fees - Investor Class	939
Administration Fees	565
Trustees’ Fees	43
Chief Compliance Officer Fees	8
Transfer Agent Fees	115
Printing Fees	114
Professional Fees	112
Registration and Filing Fees	93
Custodian Fees	52
Insurance and Other Fees	58
Total Expenses	7,701
Less: Fees Paid Indirectly — (see Note 4)	—
Net Expenses	7,701
Net Investment Income	17,661
Net Realized Gain on Investments	122,890
Net Change in Unrealized Appreciation (Depreciation) on Investments	635,680
Net Realized and Unrealized Gain on Investments	758,570
Net Increase in Net Assets Resulting from Operations	$776,231

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Statements of Changes in Net Assets (000)

For the six months ended April 30, 2021 (Unaudited) and for the year ended October 31, 2020

	LSV Value Equity Fund
	11/1/2020 to	11/1/2019 to
	04/30/2021	10/31/2020
Operations:
Net Investment Income	$17,661	$51,983
Net Realized Gain on Investments	122,890	58,886
Net Change in Unrealized Appreciation (Depreciation) on Investments	635,680	(510,816)
Net Increase (Decrease) in Net Assets Resulting from Operations	776,231	(399,947)
Distributions
Institutional Class Shares	(64,622)	(138,582)
Investor Class Shares	(42,997)	(14,221)
Total Distributions	(107,619)	(152,803)
Capital Share Transactions:
Institutional Class Shares:
Issued	140,367	428,273
Reinvestment of Dividends and Distributions	62,409	129,584
Redeemed	(263,551)	(1,732,467)
Net Decrease from Institutional Class Shares Transactions	(60,775)	(1,174,610)
Investor Class Shares:
Issued	116,386	973,689
Reinvestment of Dividends and Distributions	42,988	14,216
Redeemed	(492,602)	(521,030)
Net Increase (Decrease) from Investor Class Shares Transactions	(333,228)	466,875
Net (Decrease) in Net Assets Derived from Capital Share Transactions	(394,003)	(707,735)
Total Increase (Decrease) in Net Assets	274,609	(1,260,485)
Net Assets:
Beginning of Period	1,816,205	3,076,690
End of Year/Period	$2,090,814	$1,816,205

Shares Transactions:
Institutional Class:
Issued	4,991	19,761
Reinvestment of Dividends and Distributions	2,446	4,677
Redeemed	(9,703)	(78,601)
Total Institutional Class Share Transactions	(2,266)	(54,163)
Investor Class:
Issued	4,327	45,294
Reinvestment of Dividends and Distributions	1,694	515
Redeemed	(17,962)	(24,086)
Total Investor Class Share Transactions	(11,941)	21,723
Net Decrease in Shares Outstanding	(14,207)	(32,440)

The accompanying notes are an integral part of the financial statements

Financial Highlights

For a share outstanding throughout each period

For the six months ended April 30, 2021 (Unaudited) and for the years ended October 31,

	Net Asset Value Beginning of Period	Net Investment Income(1)	Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gain	Total Dividends and Distributions	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate‡

LSV Value Equity Fund
Institutional Class Shares
2021*	$22.35	$0.25	$9.98	$10.23	$(0.62)	$(0.80)	$(1.42)	$31.16	47.26%	$1,449,603	0.66%	0.66%	1.81%	4%
2020	27.03	0.55	(3.87)	(3.32)	(0.59)	(0.77)	(1.36)	22.35	(13.22)	1,090,639	0.65	0.65	2.29	24
2019	27.04	0.59	1.08	1.67	(0.50)	(1.18)	(1.68)	27.03	7.35	2,783,225	0.65	0.65	2.28	18
2018	29.33	0.54	(0.85)	(0.31)	(0.51)	(1.47)	(1.98)	27.04	(1.52)	2,684,113	0.64	0.64	1.85	14
2017	24.09	0.51	5.42	5.93	(0.54)	(0.15)	(0.69)	29.33	24.94	2,024,354	0.65	0.65	1.88	15
2016	23.65	0.53	0.33	0.86	(0.42)	—	(0.42)	24.09	3.71	1,849,633	0.66	0.66	2.28	15
Investor Class Shares
2021*	$22.24	$0.22	$9.91	$10.13	$(0.58)	$(0.80)	$(1.38)	$30.99	46.98%	$641,211	0.91%	0.91%	1.60%	4%
2020	26.91	0.42	(3.79)	(3.37)	(0.53)	(0.77)	(1.30)	22.24	(13.43)	725,566	0.91	0.91	1.82	24
2019	26.87	0.53	1.08	1.61	(0.39)	(1.18)	(1.57)	26.91	7.11	293,465	0.90	0.90	2.05	18
2018	29.20	0.45	(0.84)	(0.39)	(0.47)	(1.47)	(1.94)	26.87	(1.78)	318,327	0.89	0.89	1.57	14
2017	23.99	0.41	5.44	5.85	(0.49)	(0.15)	(0.64)	29.20	24.69	83,587	0.90	0.90	1.49	15
2016	23.59	0.46	0.33	0.79	(0.39)	—	(0.39)	23.99	3.43	6,528	0.91	0.91	1.98	15

*	For the six-month period ended April 30, 2021. All ratios for the period have been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Portfolio turnover rate is for the period indicated and has not been annualized.
(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Notes to Financial Statements April 30, 2021	(Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 43 funds. The financial statements herein are those of the LSV Value Equity Fund, a diversified Fund (the “Fund”). The Fund seeks long-term growth of capital by investing in undervalued stocks which are out of favor in the market. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value

Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2021, there were no securities valued in accordance with Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices unadjusted in active markets for priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in in active markets, adjusted quoted prices in active markets, etc.); and

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended April 30, 2021, there have been no significant changes to the Fund’s fair valua-

Notes to Financial Statements April 30, 2021	(Unaudited)

tion methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities on open tax years (i.e. the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended April 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period April 30, 2021, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Investments in Real Estate Investment Trusts (REITs) — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/ or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2021, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows (000):

Counterparty	Repurchase Agreement	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(1)	Net Amount(2)
South Street Securities	$6,835	$6,835	$–	$–

(1) The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or average daily net assets

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of average daily net assets.

Notes to Financial Statements April 30, 2021	(Unaudited)

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and reviewed by the Board.

4.	Administration, Distribution, Transfer Agency and Custodian Agreements:

The Fund, along with other series of the Trust advised by LSV Asset Management (the “Adviser”), and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended April 30, 2021, the Fund paid $565,483 for these services.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as Amended and Restated November 14, 2005. The Distributor receives no fees for its distribution services under this agreement.

The Fund has adopted a distribution plan under the Rule 12b-1 under the 1940 Act for Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The maximum annual distribution fee for Investor Class Shares of the Fund is 0.25% annually of the average daily net assets. For the six months ended April 30, 2021, the Fund incurred $938,699 of distribution fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the period ended April 30, 2021, the Fund earned $108 in cash management credits which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

5.	Investment Advisory Agreement:

The Trust and the Adviser are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.55% of the Fund’s average daily net assets.

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the six months ended April 30, 2021, were as follows (000):

Purchases
Other	$81,543
Sales
Other	$557,106

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent.

The permanent differences primarily consist of reclassification of long term capital gain distribution on REITs, investments in publicly traded partnerships, and distribution reclassification. There are no permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2020.

The tax character of dividends and distributions paid during the years ended October 31, 2020 and 2019 was as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2020	$66,437	$86,366	$152,803
2019	58,146	119,249	177,395

Notes to Financial Statements April 30, 2021	(Unaudited)

As of October 31, 2020, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$43,259
Undistributed Long-Term Capital Gain	56,871
Other Temporary Differences	(2)
Unrealized Depreciation	(188,532)

Total Accumulated Losses	$(88,404)

The fund has no capital loss carryforwards at October, 31, 2020.

During the year ended October 31, 2020, no capital loss carryforwards were utilized to offset capital gains.

The total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2021, were as follows (000):

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 1,636,464	$ 526,386	$ (76,960)	$ 449,426

8.	Concentration of Risks:

Equity Risk — Since the Fund purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Medium and Smaller Capitalization Risk — The medium- and smaller-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium- and small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium- and small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Style Risk — Since the Fund pursues a “value style” of investing, if the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Sector Focus Risk — Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely

9.	Other:

At April 30, 2021, 22% of total shares outstanding for the Institutional Class Shares were held by one record shareholder owning 10% or greater of the aggregate total shares outstanding. At April 30, 2021, 99% of total shares outstanding for the Investor Class Shares were held by one record shareholder owning 10% or greater of the aggregate total shares outstanding. These were comprised mostly of omnibus accounts which were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no

Notes to Financial Statements April 30, 2021	(Unaudited)

additional disclosures or adjustments were required to the financial statements.

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2020 to April 30, 2021.

The table below illustrates your Fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 11/01/20	Ending Account Value 04/30/21	Annualized Expense Ratios	Expenses Paid During Period*
LSV Value Equity Fund

Actual Fund Return
Institutional Class Shares	$1,000.00	$1,472.60	0.66%	$4.05
Investor Class Shares	1,000.00	1,469,80	0.91	5.57

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.52	0.66%	$3.31
Investor Class Shares	1,000.00	1,020.28	0.91	4.56

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Board Consideration in Re-Approving the Advisory Agreement (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held via videoconference on February 24, 2021 to decide whether to renew the Agreement for an additional one-year term (the “February Meeting”). The February Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the February Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the February Meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the February Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the February Meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the February Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Board Consideration in Re-Approving the Advisory Agreement (Unaudited)

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Trust:

The Advisors’ Inner Circle Fund

Fund:

LSV Value Equity Fund

Adviser:

LSV Asset Management

Distributor:

SEI Investments Distribution Co.

Administrator:

SEI Investments Global Fund Services

Legal Counsel:

Morgan, Lewis & Bockius LLP

The Fund files their complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-386-3578; and (ii) on the SEC’s website at http://www.sec.gov.

LSV-SA-003-2300

Item 2.    Code of Ethics.

Not applicable for semi-annual report.

Item 3.    Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.  Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or §240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.  Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund
By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2021

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: July 9, 2021